UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2020 (November 5, 2020)

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220		95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

333 Three D Systems Circle	Rock Hill	South Carolina	29730
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (803) 326-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2020, the Company issued a press release announcing the Company’s results of operations for the third quarter and nine months ended September 30, 2020 (the “Earnings Release”). A copy of the Earnings Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 (and in the Earnings Release) shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 7.01. Regulation FD Disclosure.

Included in the Earnings Release is an announcement that the Company plans to hold a conference call and webcast at 10:00 a.m., Eastern Time, Friday, November 6, 2020, to discuss its third quarter and nine months ended September 30, 2020 financial results and other matters relating to the Company’s plans and operations. A copy of this Earnings Release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” with the SEC for purposes of the Exchange Act, nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by 3D Systems Corporation, dated November 5, 2020, announcing results for the third quarter and nine months ended September 30, 2020.
99.2	Investor information to be presented by 3D Systems Corporation on November 6, 2020.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

/s/ Jagtar Narula
(Signature)
Name: Jagtar Narula
Title: Chief Financial Officer
Date: November 6, 2020